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                                                                     Exhibit 99b

                 FMC CORPORATION AND CONSOLIDATED SUBSIDIARIES
                 ---------------------------------------------
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                  -------------------------------------------
             (Unaudited and in millions, except per share amounts)

                                                                   Three Months Ended                    Six Months Ended
                                                                         June 30                              June 30
                                                                --------------------------            -----------------------
                                                                    2001           2000                  2001          2000
                                                                ------------   -----------            ----------    ---------
Revenue  (1)                                                    $    1,001.3   $   1,010.9            $  1,877.9    $ 2,014.5

Operating costs and expenses  (1)                                      909.2         888.0               1,740.3      1,824.5
Asset impairments                                                      323.1          11.6                 324.4         11.6
Restructuring and other charges                                        184.5          45.0                 194.7         45.0
                                                                ------------   -----------            ----------    ---------

Total costs and expenses                                             1,416.8         944.6               2,259.4      1,881.1
                                                                ------------   -----------            ----------    ---------

                                                                      (415.5)         66.3                (381.5)       133.4

Minority interests                                                       2.0           0.8                   2.4          1.5
Net interest expense                                                    22.6          25.6                  43.9         48.6
                                                                ------------   -----------            ----------    ---------

Income (loss) before income taxes and cumulative
    effect of change in accounting principle                          (440.1)         39.9                (427.8)        83.3

Provision (benefit) for income taxes                                  (140.3)          1.9                (107.1)        12.5
                                                                ------------   -----------            ----------    ---------

Income (loss) before cumulative effect of change in
    accounting principle                                              (299.8)         38.0                (320.7)        70.8
Cumulative effect of change in accounting principle,
    net of taxes (2)                                                       -             -                  (5.6)           -
                                                                ------------   -----------            ----------    ---------

Net income (loss)                                               $     (299.8)  $      38.0            $   (326.3)   $    70.8
                                                                ============   ===========            ==========    =========

Basic earnings (loss) per common share:
  Income (loss) before cumulative effect of change in
      accounting principle                                      $      (9.62)  $      1.25            $   (10.36)   $    2.33
  Cumulative effect of change in accounting principle (2)                  -             -                 (0.18)           -
                                                                ------------   -----------            ----------    ---------

  Net earnings (loss) per common share                          $      (9.62)  $      1.25            $   (10.54)   $    2.33
                                                                ============   ===========            ==========    =========

Average number of shares used in basic
    earnings (loss) per share computations                              31.2          30.4                  31.0         30.4
                                                                ============   ===========            ==========    =========

Diluted earnings (loss) per common share:
  Income (loss) before cumulative effect of change in
      accounting principle                                      $      (9.62)  $      1.20            $   (10.36)   $    2.25
  Cumulative effect of change in accounting principle (2)                  -             -                 (0.18)           -
                                                                ============   ===========            ==========    =========

  Net earnings (loss) per common share                          $      (9.62)  $      1.20            $   (10.54)  $     2.25
                                                                ============   ===========            ==========    =========

Average number of shares used in diluted
   earnings (loss) per share computations (3)                           31.2          31.5                  31.0         31.4
                                                                ============   ===========            ==========    =========

(1) Revenue and operating costs and expenses for 2000 have been adjusted to apply recently issued accounting guidance for reporting shipping and handling costs. The reclassification had no effect on previously reported net income or earnings per share.

(2) The cumulative effect of change in accounting principle net of taxes results from the adoption of Statement of Financial Accounting Standards No. 133.

(3) The company's loss before cumulative effect of change in accounting principle in 2001 results in an antidilutive effect in the calculation of diluted EPS. Accordingly, the potential common shares that cause the antidilutive effect have been omitted from the calculation of 2001 diluted EPS.